Annual Fund Operating Expenses - iShares iBonds 2026 Term High Yield and Income ETF - iShares iBonds 2026 Term High Yield and Income ETF	Oct. 26, 2020
Operating Expenses:
Management Fees (as a percentage of Assets)	0.35%
Distribution and Service (12b-1) Fees	none
Other Expenses (as a percentage of Assets):	none	[1]
Acquired Fund Fees and Expenses	none	[1],[2]
Expenses (as a percentage of Assets)	0.35%
Fee Waiver or Reimbursement	none	[1],[2]
Net Expenses (as a percentage of Assets)	0.35%

[1]	The amount rounded to 0.00%.
[2]	BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates through the termination date of the Fund, on or about December 15, 2026. The contractual waiver may be terminated prior to the Fund's termination only upon the written agreement of the Trust and BFA.